EXECUTION COPY

AMENDMENT NO. 1 TO
CREDIT AGREEMENT

This AMENDMENT NO. 1 dated as of February 29, 2016 (this “Amendment”) is by and among
(a)SAGITTARIUS RESTAURANTS LLC, a Delaware limited liability company (the “Borrower”), (b) each of the Guarantors signatory hereto, (c) BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) and (d) the lenders signatory hereto and amends that certain Credit Agreement dated as of August 4, 2015 (as amended, restated, extended, supplemented, modified and otherwise in effect from time to time, the “Credit Agreement”) by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent, BANK OF AMERICA, N.A. as L/C Issuer and Swing Line Lender, JPMORGAN CHASE BANK, N.A. and BANK OF MONTREAL, as Co- Syndication Agents and REGIONS BANK, as Documentation Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and

WHEREAS, the Borrower, the Administrative Agent and the Required Lenders have agreed to amend certain provisions of the Credit Agreement as provided more fully herein below.

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Amendment to Section 1.01 of the Credit Agreement. The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso immediately following “(to the extent not already deducted in the calculation of Consolidated Net Income),” in clause (a)(ii) thereof:

“excluding any Restricted Payment made pursuant to Section 7.06(h) in connection with the repurchase by Parent of Parent’s Equity Interests and warrants pursuant to a repurchase plan approved by the board of directors of Parent on February 26, 2016, provided that the aggregate amount of all such Restricted Payments shall not exceed $25,000,000,”

§2. Affirmation and Acknowledgment. Each Loan Party hereby ratifies and confirms all of its Obligations to the Lenders and the Administrative Agent, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans, the other Obligations, and all other amounts due under the Credit Agreement as amended hereby. Each Loan Party hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted and pledged by such Loan Party pursuant to the Loan Documents to the Administrative Agent, on behalf and for the benefit of the Secured Parties, as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore granted, pledged or otherwise created as security for the Obligations continue to be and remain collateral security for the Obligations from and after the date hereof. Each of the Guarantors party to the Guaranty hereby acknowledges and consents to this Amendment and agrees that the Guaranty and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its Obligations thereunder.

§3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a)    The execution, delivery and performance by each Loan Party of this Amendment and the performance by such Loan Party of its obligations and agreements under this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate or other organizational action, and do not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of any Material Contract, any Lease or any Franchise Agreement to which such Person is a party, (iii) conflict with or result in any breach or contravention of any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, or (iv) violate any Law, in each case under clauses
(ii) through (iv) in a way that has or could reasonably be expected to have a Material Adverse Effect.

(b)    This Amendment has been duly executed and delivered by such Loan Party. Each of this Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, whether enforcement is sought by a proceeding in equity or at law.

(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required in connection with the execution, delivery or performance by or enforcement against such Loan Party of this Amendment or the Credit Agreement as amended hereby.

(d)    The representations and warranties of such Loan Party contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and 6.01(b) of the Credit Agreement, respectively.

(e)    As of the date hereof, after giving effect to the provisions hereof, there exists no Default or Event of Default.

§4. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent or concurrent on February 29, 2016 (the “First Amendment Effective Date”):

(a)This Amendment shall have been duly executed and delivered by each Loan Party, the Administrative Agent and the Required Lenders.

(b)	The representations and warranties set forth in Section 3 hereof shall be true and correct.

(c)The Administrative Agent shall have been reimbursed for all reasonable and documented fees and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable and documented fees and disbursements of counsel for the Administrative Agent, to the extent documented prior to or on the date hereof (for the avoidance of doubt, a summary statement of such fees, charges and disbursements shall be sufficient documentation for the obligations set forth in this Section 4(c)).

§5.    Miscellaneous Provisions.

§5.1. Except as expressly amended or otherwise modified by this Amendment, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the other Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. No amendment, consent or waiver herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such amendment, consent, waiver or agreement, as the case may be, nor shall anything contained herein be deemed to imply any willingness of the Administrative Agent or the Lenders to agree to, or otherwise prejudice any rights of the Administrative Agent or the Lenders with respect to, any similar amendments, consents, waivers or agreements that may be requested for any future period, and this Amendment shall not be construed as a waiver of any other provision of the Loan Documents or to permit the Borrower or any other Loan Party to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement, or any related agreement or instrument, to the Credit Agreement shall hereafter refer to the Credit Agreement, as amended hereby. This Amendment shall constitute a Loan Document.

§5.2. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

§5.3. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

§5.4. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

§5.5. The provisions of this Amendment are solely for the benefit of the Loan Parties, the Administrative Agent and the Lenders and no other Person shall have rights as a third party beneficiary of any of such provisions.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

SAGITTARIUS RESTAURANTS LLC

By: /s/Steven L. Brake
Name: Steven L. Brake
Title: Executive Vice President and Chief Financial Officer

DEL TACO HOLDINGS, INC.
F&C RESTAURANT HOLDING CO. KERRY FOODS INTERNATIONAL LLC DEL TACO LLC

By: /s/Steven L. Brake
Name: Steven L. Brake
Title: Executive Vice President and Chief Financial Officer

[Del Taco- Signature Page to Amendment No. I to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/Erik M. Truette
Name:    Erik M.Truette
Title:    Vice President

[Del Taco- Signature Page to Amendment No. I to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/John Coppedge
Name: John Coppedge
Title: SVP

[Del Taco- Signature Page to Amendment No . I to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/Nathan Smith
Name: Nathan Smith
Title: Authorized Officer

BANK OF MONTREAL, as a Lender
By.; /s/ Todd Maldonado
Name: Todd Maldonado
Title: Director

REGIONS BANK, as a Lender
By: /s/Scott C. Tocci
Name: Scott C. Tocci
Title: Managing Director

MUFG UNION BANK, N.A., as a Lender

By: /s/Lance Zediker
Name: Lance Zediker, Director

WEBSTER BANK, N.A., as a Lender

By: /s/Carol A. Pirek
Name: Carol A. Pirek
Title: Vice President